To the
Shareholders
and Board of
Trustees of
Altegris Equity
Long Short
Fund:

In planning and
performing our
audit of the
financial
statements of
Altegris Equity
Long Short
Fund (the
"Fund") as of
December 31,
2015 and for
the period April
1, 2015 through
December 31,
2015, in
accordance
with the
standards of the
Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Fund's internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
consolidated
financial
statements and
to comply with
the
requirements of
Form N-SAR,
but not for the
purpose of
expressing an
opinion on the
effectiveness of
the Fund's
internal control
over financial
reporting.
Accordingly, we
express no
such opinion.
The
management of
the Fund is
responsible for
establishing
and maintaining
effective
internal control
over financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management
are required to
assess the
expected
benefits and
related costs of
controls. A
company's
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of consolidated
financial
statements for
external
purposes in
accordance
with generally
accepted
accounting
principles. A
company's
internal control
over financial
reporting
includes those
policies and
procedures that
(1) pertain to
the
maintenance of
records that, in
reasonable
detail,
accurately and
fairly reflect the
transactions
and dispositions
of the assets of
the company;
(2) provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
consolidated
financial
statements in
accordance
with generally
accepted
accounting
principles, and
that receipts
and
expenditures of
the company
are being made
only in
accordance
with
authorizations
of management
and Trustees of
the company;
and (3) provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use,
or disposition of
a company's
assets that
could have a
material effect
on the
consolidated
financial
statements.
Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of effectiveness
to future
periods are
subject to the
risk that
controls may
become
inadequate
because of
changes in
conditions or
that the degree
of compliance
with the policies
or procedures
may
deteriorate.
A deficiency in
internal control
over financial
reporting exists
when the
design or
operation of a
control does not
allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or
detect
misstatements
on a timely
basis. A
material
weakness is a
deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that a
material
misstatement of
the company's
annual or
interim
consolidated
financial
statements will
not be
prevented or
detected on a
timely basis.
Our
consideration of
the Fund's
internal control
over financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses
under
standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Fund's
internal control
over financial
reporting and its
operation,
including
controls for
safeguarding
securities, that
we consider to
be a material
weakness, as
defined above,
as of December
31, 2015.
This report is
intended solely
for the
information and
use of
management
and the Board
of Trustees of
Altegris Equity
Long Short
Fund and the
Securities and
Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.

DELOITTE &
TOUCHE LLP
Costa Mesa,
California
February 26,
2016